SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                 June 17, 2005
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                          DELTA PETROLEUM CORPORATION
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter


         Colorado                  0-16203                84-1060803
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


                                  Suite 4300
                                370 17th Street
                             Denver, Colorado, 80202
           -----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code


                                (303) 293-9133
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

2005 New-Hire Plan

     On June 17, 2005, the Board of Directors of Delta Petroleum Corporation ("Delta," "we" or "us") adopted the Delta Petroleum Corporation 2005 New-Hire Equity Incentive Plan (the "New Hire Plan"). The New Hire Plan has not been approved by Delta's stockholders as the New Hire Plan permits stock incentive awards that do not require stockholder approval under the Nasdaq Marketplace Rules.

     Delta has reserved 150,000 shares of common stock for issuance under the New Hire Plan. The terms of the New Hire Plan are similar to Delta's other stock incentive plans, except that grants under the New Hire Plan are limited to newly hired employees and the New Hire Plan does not authorize the grant of incentive stock options. The description of the New Hire Plan contained in this Item 1.01 is qualified in its entirety by reference to the full text of the New Hire Plan, a copy of which is attached hereto as Exhibit 10.1.

Amendment to 2004 Incentive Plan

     On June 17, 2005, the Board of Directors of Delta also adopted Amendment No. 1 to the Delta Petroleum Corporation 2004 Incentive Plan (the "Amendment"). The Amendment adds provisions concerning the participation of Non-Employee Directors of Delta under the 2004 Incentive Plan. The Amendment provides that annually, each Non-Employee Director who is a Director of Delta as of January 1 of the year shall be granted a Stock Bonus of 6,000 shares of Common Stock. The Stock Bonus shall be fully vested.

     The Amendment to the 2004 Incentive Plan does not require stockholder approval under the Nasdaq Marketplace Rules. The description of the Amendment contained in this Item 1.01 is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.2.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are deemed to be filed under the Securities Exchange Act of 1934, as amended.

     (c) EXHIBITS.

     Exhibit 10.1   Delta Petroleum Corporation 2005 New-Hire Equity
                    Incentive Plan

     Exhibit 10.2 Amendment No. 1 to Delta Petroleum Corporation 2004 Incentive Plan










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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DELTA PETROLEUM CORPORATION
                                      (Registrant)


Date:  June 21, 2005                  By:/s/ Kevin K. Nanke
                                         -------------------------------
                                         Kevin K. Nanke, Chief Financial
                                         Officer










































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